EATON VANCE ALABAMA MUNICIPAL INCOME FUND

EATON VANCE ARKANSAS MUNICIPAL INCOME FUND

EATON VANCE KENTUCKY MUNICIPAL INCOME FUND

EATON VANCE TENNESSEE MUNICIPAL INCOME FUND

Supplement to Summary Prospectus and Prospectus dated January 1, 2013

The Board of Trustees of the funds named above (each a "Fund" and together the "Funds") recently approved a proposal to reorganize the Funds into Eaton Vance National Municipal Income Fund, a series of Eaton Vance Municipals Trust with substantially the same investment objective as the Funds. Proxy materials describing the proposed reorganization are expected to be mailed in March 2014 to each Fund’s record date shareholders. If shareholders of a Fund approve that Fund’s reorganization, that reorganization is expected to be completed in the second quarter of 2014. For additional information regarding the investment strategies and principal risks of National Municipal Income Fund, please see that fund’s summary prospectus, which can be located at http:// funddocuments.eatonvance.com.

After the close of business on January 17, 2014, each Fund will be closed to new investors.

December 19, 2013